UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Five Below, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
FIVE BELOW, INC. 2021 Annual Meeting Vote by June 14, 2021 11:59 PM ET

FIVE BELOW, INC. 701 MARKET STREET SUITE 300 PHILADELPHIA, PA 19106

D50182-P49960

 You invested in FIVE BELOW, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 15, 2021.

 Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 1, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

* Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors

Nominees:

1a.	Dinesh S. Lathi	For

1b.	Richard L. Markee	For

1c.	Thomas G. Vellios	For

1d.	Zuhairah S. Washington	For

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the current fiscal year ending January 29, 2022.	For

3.	To approve, by non-binding advisory vote, the Company’s Named Executive Officer compensation.	For

NOTE: The shares represented by the proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, the proxy will be voted FOR the election of the nominees listed under proposal 1 above and FOR proposals 2 and 3. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote the shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D50183-P49960